Debt and Other Obligations	6 Months Ended
Jun. 30, 2019
Debt Disclosure [Abstract]
Debt and Other Obligations	Debt and Other Obligations
Debt and other obligations consist of the following:

	June 30, 2019	December 31, 2018
	(In thousands)
Current
Term loan	$8,121	$8,149
Deferred debt issuance costs - term loan(1)	(1,445)	(1,472)
Other short-term debt and obligations	53,017	34,343
Current portion of long term debt and other financial liabilities	59,693	41,020
Non-current
Term loan	643,812	650,014
Deferred debt issuance costs - term loan(1)	(5,512)	(6,266)
Long-term debt, net	638,300	643,748
Total	$697,993	$684,768

(1)	According to ASU 2015-03, adopted on January 1, 2016, the Company presents debt issuance costs related to a recognized liability as a direct deduction from the carrying amount of that liability.
(a)    Term loan
On May 8, 2018, Orion entered into the seventh amendment (the “Amendment”) to the credit agreement (the “Credit Agreement”), originally dated as of July 25, 2014, to reprice its EUR- and USD-denominated outstanding term loans. The repricing on the US dollar tranche reflects a 50 basis point reduction on margin from 2.50% to 2.00%, whereas on the euro tranche there is a 25 basis point reduction on margin from 2.50% to 2.25%. Other provisions of the Credit Agreement remained unchanged and maturity remains at July 25, 2024. In conjunction with the Amendment, on May 11, 2018, Orion entered into a $235.0 million cross currency swap to virtually convert its US dollar liabilities into EUR as part of a new hedging approach. This swap transaction impacts both principal and interest payments associated with debt service and will result in a further annual interest payments savings of approximately $4.7 million over and above the interest savings achieved by the Amendment itself. The swap became effective on May 15, 2018 and will expire on July 25, 2024, in line with maturity of the term loan.
Transaction costs incurred directly in connection with the incurrence of the Euro and U.S. Dollar denominated term loans, thereby reducing their carrying amount, are amortized as finance costs over the term of the loans. For the three and six months ended June 30, 2019, an amount of $386k and $727k equivalent, respectively, related to capitalized transaction costs was amortized and recognized as finance costs in this regard (prior year: $185k and $680k equivalent, respectively).
A portion of the USD-denominated term loan was designated as a hedge of the net investment in a foreign operation to reduce the Company's foreign currency exposure. Since January 1, 2015 the Company had designated $180 million of the total USD-denominated term loan held by a Germany based subsidiary as the hedging instrument to hedge the change in net assets of a US subsidiary, which is held by a Germany based subsidiary, to manage foreign currency risk. Due to the new hedging approach and the new cross currency swap as described above, hedge accounting for the net investment hedge was discontinued on May 15, 2018. An unrealized loss of $2.2 million remains within other comprehensive income as at June 30, 2019 until it is recycled through profit and loss upon divestment of the hedged item.
The carrying value as at June 30, 2019 includes the nominal amount of the Term Loans plus accrued unpaid interest less deferred debt issuance costs of $6,957k (December 31, 2018: $7,738k).
(b)    Revolving credit facility (“RCF”)
On April 2, 2019, the Company entered into the eighth amendment (the “Eighth Amendment”) to the Credit Agreement, among the Company and certain of its subsidiaries, as Borrowers or Guarantors, the Lenders from time to time party thereto and Goldman Sachs Bank US, as administrative agent for the Lenders. The Amendment relates to the revolving credit facility (“RCF”) provided by the Credit Agreement.
The Eighth Amendment:
(i) extends the maturity date for the RCF by three years to April 25, 2024,
(ii) increases the aggregate amount of revolving credit commitments by EUR 75 million to EUR 250 million, and
(iii) reduces significantly revolving credit interest expenses due to a new pricing grid (still based upon leverage ratio); initial margin of 190 basis points at leverage ratio ≤ 2.25x and > 1.75x (formerly 250 basis points at leverage ratio < 2.30x); commitment fee still at 35% of applicable margin.
All other terms of the Credit Agreement remain substantially unchanged. The Eighth Amendment became effective on April 10, 2019.
During the three and six months ended June 30, 2019, transaction costs of $185k and $373k, respectively, were amortized (prior year: $178k and $381k, respectively). Unamortized transaction costs that were incurred in conjunction with the RCF in July 2014, the Amendment on May 30, 2017, and the Amendment on April 2, 2019, amount to $3,756k as at June 30, 2019. Unamortized transaction costs as at December 31, 2018 amount to $2,394k and were incurred in conjunction the RCF in July 2014 and the Amendment on May 30, 2017.
(c)    Local bank loans and other short term borrowings
In June 2019, OEC GmbH in Germany has drawn a local ancillary facility from Deutsche Bank in an amount of $31,815k and a local ancillary facility with Unicredit in an amount of $11,554k. In addition OEC LLC, United States has drawn a local ancillary facility with Citizens Bank in an amount of $9,648k.